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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No. 333-67956 on Form S-8 of EvergreenBancorp, Inc. of our report dated February 6, 2004 appearing in this Annual Report on Form 10-K of EvergreenBancorp, Inc. for the year ended December 31, 2003.



                                                    Crowe Chizek and Company LLC

Oak Brook, Illinois
March 25, 2004